                                                                    EXHIBIT 99.1


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

            AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated as of December 13, 2002 among BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Brightpoint"), and WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company ("Wireless", together with Brightpoint, the "Borrowers"), the other Credit Parties signatory to the hereinafter defined Credit Agreement; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders ("Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.



                              W I T N E S S E T H :

            WHEREAS, the Borrowers, the other Credit Parties, Agent and Lenders are party to that certain Credit Agreement, dated as of October 31, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, on and subject to the terms and conditions hereof, the Borrowers and the other Credit Parties have requested that Agent and Lenders, and Agent and Lenders are willing to, amend certain provisions of the Credit Agreement, all as set forth herein;

            WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

            1.    Amendments to Credit Agreement.

            (a)   Section 1.7 of the Credit Agreement is amended as follows:

                  (i) By deleting the word "or" from the conclusion of subsection (m) thereof;

                  (ii)  By adding a new subsection (n) to read as follows:

                  "(n) is that portion of total Inventory that is more than sixty (60) days old and is in excess of the greater of (i) $2,500,000 or (ii) the sum of Inventory (A) specifically reserved for by such Borrower in its financial statements; (B) covered by an existing stock buy-back arrangement and (C) covered by a then-existing purchase order; provided, that, in any event, Eligible Inventory shall not include any

                  Inventory of any Borrower that is more than ninety (90) days old and not specifically reserved for by such Borrower in its financial statements; or"

                  (iii) By amending and restating former subsection (n) to read as new subsection "(o)" thereto.

            (b)   Section 6.14 of the Credit Agreement is amended as follows:

                  (i) By deleting the number "$20,000,000" in subsection
                  (d)(ii)(A) thereof and replacing such number with the number "$12,500,000";

                  (ii) By deleting subsection (d)(ii)(B) thereof in its entirety and replacing such subsection with the following:

                  "(B) Borrowers collectively shall have both Average 30-Day Borrowing Availability and Borrowing Availability of at least $8,000,000 and the Adjusted Fixed Charge Coverage Ratio of Borrowers for the 12-month period then ended (or with respect to the Fiscal Quarters ending on or before March 31, 2003, the period commencing on July 1, 2002, and ending on the last day of such Fiscal Quarter) shall exceed 1.10:1.00, in each case after giving effect to any such LYONS Distribution,"

                  (iii) By deleting the number "$20,000,000" in subsection
                  (h)(ii)(A) thereof and replacing such number with the number "$12,500,000"; and

                  (iv) By deleting subsection (h)(ii)(B) thereof in its entirety and replacing such subsection with the following:

                  "(B) Borrowers collectively shall have both Average 30-Day Borrowing Availability and Borrowing Availability of at least $10,000,000 and the Adjusted Fixed Charge Coverage Ratio of Borrowers for the 12-month period then ended (or with respect to the Fiscal Quarters ending on or before March 31, 2003, the period commencing on July 1, 2002, and ending on the last day of such Fiscal Quarter) shall exceed 1.10:1.00, in each case after giving effect to any such BPI Intercompany Loan,"

            (c) Section 8.1 of the Credit Agreement is amended by deleting subsection (o) thereof in its entirety and replacing such subsection with the following:

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                  "(o) As of the last day of each Fiscal Quarter, BPI and its
                  Subsidiaries on a consolidated basis fail to have Tangible Net Worth equal to or greater than $75,000,000; provided, for purposes of this quarterly Tangible Net Worth calculation, the determination of Net Worth shall be adjusted positively for losses or negatively for gains, as the case may be, based on the occurrence after August 31, 2002 of (i) any gains or losses resulting from BPI's repurchase or restructure of LYONS, (ii) any change to BPI's currency translation adjustment account resulting from BPI's foreign investments, except any such change resulting from the liquidation, sale, or other disposition (including joint ventures) of any foreign operations to the extent such change is reflected in BPI's income statement, and (iii) any write-down in the book value of BPI's preference shares in Chinatron Group Holdings Limited resulting from a revaluation thereof."

            (d) The definition of "Adjusted Fixed Charges" contained in Annex A to the Credit Agreement is amended by deleting the number "20,000,000" therein and replacing such number with the number $12,500,000".

            (e) The definition of "BPI Unallocated Expense Balance" contained in Annex A to the Credit Agreement is amended by deleting clause (ii) thereof in its entirety and replacing it with the following:

            "(ii) BPI Intercompany Loans,"

            (f) The definition of "Brightpoint Borrowing Base" contained in Annex A to the Credit Agreement is amended by deleting subsection (b) thereof in its entirety and replacing it with the following:

            "(b) the lesser of (i) up to 60% of the book value of Brightpoint's Eligible Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market, (ii) if applicable, up to 85% of the Net Recovery Liquidation Value of Brightpoint's Eligible Inventory, (iii) the amount determined pursuant to clause (a) above, and (iv) $25,000,000;"

            (g) The definition of "Revolving Loan Commitment" contained in Annex A to the Credit Agreement is deleted and replaced in its entirety with the following:

            "Revolving Loan Commitment" means (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment

            Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be Eighty Million Dollars ($80,000,000) on the Closing Date, Ninety Million Dollars ($90,000,000) on December 21, 2001, and Seventy Million Dollars ($70,000,000) on December 13, 2002, and as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

            (h) The definition of "Wireless Borrowing Base" contained in Annex A to the Credit Agreement is amended by deleting subsection (b) thereof in its entirety and replacing it with the following:

            "(b) the lesser of (i) up to 60% of the book value of Wireless' Eligible Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market, (ii) if applicable, up to 85% of the Net Recovery Liquidation Value of Wireless' Eligible Inventory, (iii) the amount determined pursuant to clause (a) above, and (iv) $25,000,000, less the amount determined within subsection
            (b) of the definition of "Brightpoint Borrowing Base."

            (i) Paragraph (a) contained in Annex G to the Credit Agreement is deleted and replaced in its entirety with the following:

            "(a) Minimum Fixed Charge Coverage Ratio. At all times while Borrowers' Borrowing Availability is below $12,500,000, Borrowers and their Subsidiaries shall have on a consolidated basis a Fixed Charge Coverage Ratio for the 12-month period then ended (or with respect to the Fiscal Quarters ending on or before March 31, 2003, the period commencing on July 1, 2002, and ending on the last day of such Fiscal Quarter) of not less than 1.00:1.00; provided, that, at all times after either (i) Borrower's Borrowing Availability first is below $10,000,000 for three (3) consecutive Business Days or (ii) Borrowers' Borrowing Availability first is below $9,500,000, Borrowers and their Subsidiaries shall have on a consolidated basis a Fixed Charge Coverage Ratio for the 12-month period then ended (or with respect to the Fiscal Quarters ending on or before March 31, 2003, the period commencing on July 1, 2002, and ending on the last day of such Fiscal Quarter) of not less than 1.25:1.00.

            (j) Paragraph (b) contained in Annex G to the Credit Agreement is deleted and replaced in its entirety with the following:

            "Minimum Borrowing Availability. Borrowers shall maintain at all times a Borrowing Availability of at least (i) on or before

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            Agent's receipt of Financial Statements for the Fiscal Quarter ending December 31, 2002, $12,500,000 and (ii) thereafter, $7,000,000."

            (k) Annex J to the Credit Agreement is deleted in its entirety and replaced by Annex J attached hereto.

            2. Representations and Warranties of Credit Parties. In order to induce Agent and Lenders to enter into this Amendment, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that:

            (a) Representations and Warranties. After giving effect to this Amendment, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

            (b) Authorization, etc. Each Credit Party has the power and authority to execute, deliver and perform this Amendment. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms. No Credit Party's execution, delivery or performance of this Amendment conflicts with, or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien upon the property of any Credit Party by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture or instrument to which any Credit Party is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to any Credit Party, or (iii) the certificate or articles of incorporation or by-laws of any Credit Party.

            (c) No Default. No Default or Event of Default has occurred or is continuing, or would result after giving effect hereto.

            3. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each condition set forth in this Section 3 on or prior to the date hereof:

            (a) Documentation. Agent shall have received (on behalf of itself and Lenders) duly executed originals of this Amendment from each Credit Party and from each of the Lenders;

            (b) Replacement Notes. The Borrowers shall have delivered to Agent on behalf of Lenders duly executed originals of the Revolving Notes of each Lender and the Swing Line Note of GE Capital reflecting the revised Revolving Loan Commitment of each Lender and Swing Line Commitment of GE Capital, each dated as of the date hereof.

            (c) Amendment Fee. Agent shall have received an amendment fee in the amount of $300,000, to be shared pro rata by those Lenders that have executed this Amendment as of the date hereof.

            (d) Other Documents. All other agreements, certificates and other documents as Agent any reasonably request to accomplish the purposes of this Amendment.

            4. Reference to and Effect on Loan Documents.

            (a) Ratification. Except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

            (b) No Waiver. Except as specifically provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

            5. Affirmation of Guarantors. By its signature set forth below, each Guarantor hereby confirms to Agent and Lenders that, after giving effect to the foregoing Amendment and the transactions contemplated thereby, the Guaranty of such Guarantor and each other Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

            6. Miscellaneous.

            (a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

            (b) Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

            (c) Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, the Borrowers agree to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment.

            (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

            (f) Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

            (g) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by telecopy shall be effective as delivery of a manually executed signature page to this Amendment.

            (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

            (i) Acknowledgment. Each Credit Party hereby acknowledges its status as a Credit Party and affirms its obligations under the Credit Agreement and represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this

Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents.

                            [signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

                                    BRIGHTPOINT NORTH AMERICA L.P.

                                         BY: BRIGHTPOINT NORTH AMERICA, INC.,
                                             its general partner


                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name:   Steven E. Fivel
                                    Title:  Executive Vice President & Secretary


                                    WIRELESS FULFILLMENT SERVICES LLC

                                         BY: BRIGHTPOINT, INC., its manager


                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name:   Steven E. Fivel
                                    Title:  Executive Vice President, General
                                            Counsel & Secretary



                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Agent and Lender


                                    By: /s/ Brian Deck
                                       -----------------------------------------
                                    Title:  Duly Authorized Signatory


                                    LASALLE BUSINESS CREDIT, INC.,
                                    as Lender


                                    By: /s/ Bradley E. Handrich
                                       -----------------------------------------
                                    Name: Bradley E. Handrich
                                          --------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------

                                    NATIONAL CITY BANK OF INDIANA, as Lender


                                    By: /s/ David G. McNeely
                                       -----------------------------------------
                                    Name: David G. McNeely
                                          --------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------


                                    CONGRESS FINANCIAL CORPORATION (CENTRAL), as Lender


                                    By: /s/ Anthony Vizgirda
                                       -----------------------------------------
                                    Name: Anthony Vizgirda
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

            The following Persons are signatories to this Amendment in their capacity as Credit Parties or Loan Parties and not as Borrowers.


                                   BRIGHTPOINT, INC.

                                   By: /s/ Steven E. Fivel
                                       -----------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President, General
                                          Counsel & Secretary


                                   BRIGHTPOINT NORTH AMERICA, INC.

                                   By: /s/ Steven E. Fivel
                                       -----------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President & Secretary



                                   WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.

                                   By: /s/ Steven E. Fivel
                                       -----------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President & Secretary



                                   BRIGHTPOINT INTERNATIONAL LTD.

                                   By: /s/ Steven E. Fivel
                                       -----------------------------------------
                                   Name:  Steven E. Fivel
                                   Title: Executive Vice President & Secretary

         ANNEX J (FROM ANNEX A - REVOLVING LOAN COMMITMENTS DEFINITION)
                                       to
                                CREDIT AGREEMENT


              LENDER                               REVOLVING LOAN COMMITMENT
              ------                               -------------------------
General Electric Capital Corporation          $35,000,000.00 (including a Swing
                                              Line Commitment of $7,500,000.00)

LaSalle Business Credit, Inc.                 $15,555,555.55

Congress Financial Corporation (Central)      $11,666,666.67

National City Bank of Indiana                 $ 7,777,777.78
                                              --------------

                      TOTAL                   $70,000,000.00